                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported) August
                                   13, 2002.


                                 USG Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-8864


          Delaware                                              36-3329400
          --------                                              ----------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)

125 South Franklin Street, Chicago, Illinois                     60606-4678
--------------------------------------------                     ----------
  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code        (312) 606-4000
                                                  ------------------------------

ITEM 9.  REGULATION FD DISCLOSURE


1. On August 13, 2002, USG Corporation submitted to the Securities and Exchange Commission the Statements Under Oath of the Principal Executive Officer and the Principal Financial Officer in accordance with the Securities and Exchange Commission's June 27, 2002, Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

     The information provided in Exhibit 99.1 and Exhibit 99.2, the statements that were submitted to the Securities and Exchange Commission on August 13, 2002, is furnished pursuant to this Item 9 and is incorporated herein by reference.

EXHIBITS

     99.1 Statement Under Oath of Principal Executive
          Officer of USG Corporation Regarding Facts and
          Circumstances Relating to Exchange Act Filings.

     99.2 Statement Under Oath of Principal Financial
          Officer of USG Corporation Regarding Facts and
          Circumstances Relating to Exchange Act Filings.


2. On August 13, 2002, USG Corporation filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, with the Securities and Exchange Commission. Accompanying such report were certifications of USG Corporation's Chief Executive Officer, William C. Foote, and Chief Financial Officer, Richard
H. Fleming, pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below:


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
             PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, William C. Foote, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (i) The accompanying Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of USG Corporation.


/s/  William C. Foote
---------------------
William C. Foote
Chairman, President and
Chief Executive Officer

I, Richard H. Fleming, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (i) The accompanying Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and


     (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of USG Corporation.


/s/  Richard H. Fleming
-----------------------
Richard H. Fleming
Executive Vice President
and Chief Financial Officer


The foregoing certifications are being furnished solely pursuant to 18 U.S.C.
Section 1350 and are not being filed as part of this report or as a separate disclosure document.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            USG CORPORATION
                                             Registrant


Date:  August 13, 2002.                 By:  /s/ Richard H. Fleming
                                             -----------------------------------
                                             Richard H. Fleming Executive Vice
                                             President
                                             and Chief Financial Officer

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------

          99.1 Statement Under Oath of Principal Executive Officer of USG Corporation Regarding Facts and Circumstances Relating to Exchange Act Filings.

          99.2 Statement Under Oath of Principal Financial Officer of USG Corporation Regarding Facts and Circumstances Relating to Exchange Act Filings.